EXHIBIT (23.1)
                         INDEPENDENT AUDITORS' CONSENT

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration
Statement of State Bancorp, Inc. on Form S-8 of our reports dated
January 21, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K of State Bancorp, Inc. for the year ended
December 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.




s/DELOITTE & TOUCHE LLP






DELOITTE & TOUCHE LLP
Philadelphia, PA

December 10, 1999